FGR P1 P2 07/19

SUPPLEMENT DATED JULY 19, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2018

franklin GLOBAL REAL ESTATE VIP fund

 (a series of Franklin Templeton Variable Insurance Products Trust)

I.      Effective September 3, 2019, the portfolio management team under the “Fund Summary – Franklin Global Real Estate VIP Fund– Portfolio Managers” section on page FGR-S5 of the prospectus is replaced with the following:

Daniel Scher   Portfolio Manager of FT Institutional and co-lead portfolio manager of the Fund since September 2019.

Blair Schmicker, CFA   Portfolio Manager of Franklin Advisers, Inc. and co-lead portfolio manager of the Fund since September 2019.

II.     Effective September 3, 2019, the portfolio management team under the “Fund Details – Franklin Global Real Estate VIP Fund – Management” section on page FGR-D6 is replaced with the following:

Daniel Scher   Portfolio Manager of FT Institutional

Mr. Scher has been a portfolio manager of the Fund since 2014 and co-lead portfolio manager of the Fund since September 2019 and. He joined Franklin Templeton in 2002.

Blair Schmicker, CFA   Portfolio Manager of Franklin Advisers, Inc.

Mr. Schmicker has been a co-lead portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2007.

As co-lead portfolio managers, Messrs. Scher and Schmicker are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.